UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 18, 2007

      MONMOUTH REAL ESTATE INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	000-04258	22-1897375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Juniper Business Plaza, Suite 3-C

3499 Route 9 North

Freehold, New Jersey

07728

(Address of principal executive offices)

(Zip Code)

(732) 577-9996

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  Other Events.

On May 18, 2007, Monmouth Real Estate Investment Corporation, a Maryland corporation (the “Company”) and Monmouth Capital Corporation, a New Jersey corporation (“Monmouth Capital”), issued a joint press release announcing the date, time and place of the 2007 Annual Meeting of Stockholders of the Company and the record date for determination of stockholders entitled to attend and vote at the meeting.  The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibits

99.1

Joint Press Release dated May 18, 2007, of the Company and Monmouth Capital.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

       MONMOUTH REAL ESTATE INVESTMENT CORPORATION

Dated: May 21, 2007	By: /s/ ANNA T. CHEW
Anna T. Chew Chief Financial Officer

EXHIBIT INDEX

99.1

Joint Press Release dated May 18, 2007, of Monmouth Real Estate Investment Corporation and Monmouth Capital Corporation.